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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
February 19, 2002
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)

02370
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

781-878-6100
(Registrant's Telephone Number, Including Area Code)

ITEM 9. REGULATION FD DISCLOSURE.

        Attached is the certification required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
DATE: February 19, 2002	/s/ DENIS K. SHEAHAN DENIS K. SHEAHAN CHIEF FINANCIAL OFFICER AND TREASURER

Item 9.

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Independent Bank Corp. (the "Company") on Form 10-K for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

        (a)  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

        (b)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 6th day of February, 2002.
Independent Bank Corp. ("Company")
/s/ DOUGLAS H. PHILIPSEN Douglas H. Philipsen Chief Executive Officer
/s/ DENIS K. SHEAHAN Denis K. Sheahan Chief Financial Officer

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  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURE
  Item 9.